SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 2003


                            Group 1 Automotive, Inc.
             (Exact name of Registrant as specified in its charter)



           Delaware                       1-13461                76-0506313
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)


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Item 5.  Other Events

     On December 4, 2003, Group 1 Automotive, Inc., a Delaware corporation, announced that John S. Bishop, senior vice president, operations, died in a boating accident over the Thanksgiving holiday weekend. The text of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits


         (c) Exhibits

              99.1 Press Release of Group 1 Automotive, Inc. dated as of December 4, 2003.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 Group 1 Automotive, Inc.



   December 4, 2003              By: /s/ Scott L. Thompson
---------------------               --------------------------------------------
       Date                         Scott L. Thompson, Executive Vice President,
                                    Chief Financial Officer and Treasurer








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                                INDEX TO EXHIBITS




Exhibit No.         Description
-----------         -----------
   99.1             Press Release of Group 1 Automotive, Inc. dated as of
                    December 4, 2003.